UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

         Date of Report (Date of earliest event reported) - May 1, 1998


                            WINLAND ELECTRONICS, INC.
             (Exact name of registrant as specified in its charter)


         Minnesota                     0-18393                   41-0992135
(State or other Jurisdiction       (Commission File             (IRS Employer
      of incorporation)                 Number)              Identification No.)


                                1950 Excel Drive
                                Mankato, MN 56001
              (Address of principal executive offices and zip code)



                                 (507) 625-7231
              (Registrant's telephone number, including area code)



                                       N/A
          (Former name or former address, if changed since last report)

Item 4.  Changes in Registrant's Certifying Accountant.

         Effective May 1, 1998, Ahern Montag & Vogler, Ltd. ("Ahern") resigned as the independent public accountants of Winland Electronics, Inc. (the "Company"), and the Company selected McGladrey & Pullen, LLP ("McGladrey") to serve as its independent public accountants.

         In connection with the audits of the two years ended December 31, 1997, and the subsequent interim period preceding the selection of McGladrey, there were no disagreements with Ahern on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

         The audit reports of Ahern on the financial statements of the Company as of and for the years ended December 31, 1997 and December 31, 1996 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

         The decision to change accountants was approved by the Company's Board of Directors on April 28, 1998.


Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits.

         (a)      Financial statements.

                  None.

         (b)      Pro forma financial information.

                  None.

         (c) Exhibits. The following exhibits are included with this report:

                  16       Letter from Ahern Montag & Vogler, Ltd.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.


DATED:  May 4, 1998                  WINLAND ELECTRONICS, INC.


                                     By /s/ W. Kirk Hankins
                                     W. Kirk Hankins, President, Chief Executive
                                     Officer and Chief Financial Officer

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            EXHIBIT INDEX TO FORM 8-K



Date of Report:                                            Commission File No.:
May 1, 1998                                                        0-18393



                            WINLAND ELECTRONICS, INC.



Exhibit

  16              Letter from Ahern Montag & Vogler, Ltd.